UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 1, 2016, Ares Management, L.P.  (the “Partnership”),  Ares Management GP LLC, the general partner of the partnership (the “General Partner”), Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P. and Ares Real Estate Holdings L.P. entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters (collectively, the “Underwriters”) to issue and sell (the “Offering”) 11,000,000 of the Partnership’s 7.00% Series A Preferred Units, with a liquidation preference of $25.00 per unit (the “Series A Preferred Units”), and, at the option of the Underwriters, up to an additional 1,650,000 Series A Preferred Units solely to cover over-allotments, if any. The Offering is expected to close on June 8, 2016. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Partnership, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on May 9, 2016 (Registration No. 333-211239), a base prospectus, dated May 9, 2016, included as part of the registration statement and a prospectus supplement, dated June 1, 2016 and filed with the Securities and Exchange Commission on June 3, 2016. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of June 1, 2016, among Ares Management, L.P., Ares Management GP LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

12.1	Computation of Ratio Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.

	By:	Ares Management GP LLC, its general partner

Date: June 3, 2016	By:	/s/ Michael D. Weiner
		Name:	Michael D. Weiner
		Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of June 1, 2016, among Ares Management, L.P., Ares Management GP LLC, Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Real Estate Holdings L.P., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

12.1	Computation of Ratio Earnings to Fixed Charges